                                                                    EXHIBIT 99.1


                          HCC INSURANCE HOLDINGS, INC.
                              FINANCIAL HIGHLIGHTS
                                  (UNAUDITED)

THREE MONTHS ENDED DECEMBER 31,                              2000              1999
-------------------------------                              ----              ----
Gross written premium..................................  $253,975,000      $146,249,000

Net written premium....................................    69,033,000        40,909,000

Net earned premium.....................................    66,358,000        41,786,000

Management fees........................................    18,662,000        20,996,000

Commission income......................................    10,743,000         9,810,000

Net investment income..................................    11,256,000         8,067,000

Other operating income.................................     2,785,000         7,547,000

Total revenue..........................................   108,308,000        84,308,000

Net earnings (loss)....................................    13,404,000        (4,991,000)

Earnings Per Share (Diluted)...........................  $       0.26      $      (0.10)

Weighted average shares outstanding....................    51,533,000        49,193,000

                                                          DECEMBER 31, 2000   DECEMBER 31, 1999
                                                          -----------------   -----------------
Total investments......................................     $  710,290,000      $  581,322,000

Total assets...........................................      2,742,976,000       2,664,724,000

Shareholders' equity...................................        529,435,000         457,428,000

Book value per share...................................     $        10.46      $         9.29

                          HCC INSURANCE HOLDINGS, INC.
                              FINANCIAL HIGHLIGHTS
                                  (UNAUDITED)

YEAR ENDED DECEMBER 31,                                               2000              1999
-----------------------                                               ----              ----
Gross written premium ......................................     $ 967,457,000      $568,331,000

Net written premium ........................................       283,788,000       139,924,000

Net earned premium .........................................       267,647,000       141,362,000

Management fees ............................................        96,058,000        90,713,000

Commission income ..........................................        42,492,000        54,552,000

Net investment income ......................................        39,794,000        30,933,000

Other operating income .....................................        25,497,000        28,475,000

Total revenue ..............................................       466,167,000       341,871,000

Earnings before cumulative effect of accounting change .....        55,444,000        25,123,000

Cumulative effect of accounting change net of deferred
     tax effect of $1,335,000 ..............................        (2,013,000)               --

Net earnings ...............................................        53,431,000        25,123,000

Earnings Per Share Before Accounting Change (Diluted) ......     $        1.10      $       0.51

Cumulative effect of accounting change .....................             (0.04)               --

Earnings Per Share (Diluted) ...............................     $        1.06      $       0.51

Weighted average shares outstanding ........................        50,622,000        49,649,000

                          HCC INSURANCE HOLDINGS, INC.
                              FINANCIAL HIGHLIGHTS
                                  (UNAUDITED)

INSURANCE COMPANY GROSS WRITTEN PREMIUM BY LINE OF BUSINESS

YEAR ENDED DECEMBER 31,                                             2000             1999
------------------------                                            ----             ----
Accident & Health Reinsurance .............................     $193,714,000     $158,264,000
Aviation ..................................................      191,089,000      210,029,000
Marine & Offshore Energy ..................................       26,102,000       18,694,000
Medical Stop-Loss .........................................      368,450,000       69,258,000
Property ..................................................       53,275,000       63,309,000
Workers' Compensation .....................................       49,872,000       27,202,000
Other* ....................................................       84,955,000       21,575,000
                                                                ------------     ------------
                  Total ...................................     $967,457,000     $568,331,000
                                                                ============     ============

INSURANCE COMPANY NET WRITTEN PREMIUM BY LINE OF BUSINESS

YEAR ENDED DECEMBER 31,                                             2000             1999
------------------------                                            ----             ----
Accident & Health Reinsurance .............................     $ 61,855,000     $ 37,725,000
Aviation ..................................................       79,794,000       68,513,000
Marine & Offshore Energy ..................................        8,435,000        6,616,000
Medical Stop-Loss .........................................      100,353,000       20,332,000
Property ..................................................       10,015,000        2,945,000
Workers' Compensation .....................................        8,697,000          673,000
Other* ....................................................       14,639,000        3,120,000
                                                                ------------     ------------
                  Total ...................................     $283,788,000     $139,924,000
                                                                ============     ============

* Includes the discontinued lines of provider excess, lenders' single interest, and program business.


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